Exhibit D
                                                             To Credit Agreement
                                    FORM OF
                             CONTRIBUTION AGREEMENT

     This CONTRIBUTION AGREEMENT ("Agreement") is made as of the 22 day of May, 1995, among each of the undersigned ("Guarantors").

                                    RECITALS

     A. The Guaranteed Indebtedness. Mentor Corporation, a Minnesota Corporation (the "Borrower") is or from time to time may be indebted under a Credit Agreement dated as of May 22, 1995 between the Borrower and Sanwa Bank California ("Lender").

     B. The Guarantees. All such indebtedness (the "Indebtedness") of the Borrower is or from time to time may be guaranteed by the parties hereto.

     C. Purpose of Agreement. The Guarantors wish to enter into this Agreement to effect an equitable sharing of their risk in guaranteeing and securing the Indebtedness.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. If any Guarantor makes a payment in respect of the Indebtedness which is less than its Proportionate Share, such Guarantor shall pay to the other Guarantors an amount such that the net payments made by the Guarantors in respect of the Indebtedness shall be equal to their respective Proportionate Shares. For purposes hereof, "Proportionate Share" means, as to any Guarantor, a fraction the numerator of which is such Guarantor's net worth (disregarding the effect of this Agreement and any guarantees thereof by the undersigned) as of the date of payment made or to be made by such Guarantor and the denominator of which is the net worth (disregarding the effect of this Agreement and any guarantees thereof by the undersigned) of all Guarantors as of such date. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of the Borrower to any Guarantor shall be paid nor shall it be deemed owed pursuant to this Agreement until the Indebtedness shall be paid in full.

     2. Each party hereto represents and warrants to each other party hereto and to their respective successors and assigns that:

     (a) the execution, delivery and performance by each party hereto of this Agreement are within such party's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation, the violation of which might materially adversely affect the condition, financial or otherwise, operations, properties or prospects of the Borrower and the Guarantors, taken as a whole, or of the certificate of incorporation or bylaws of such party or of any agreement, judgment, injunction, order, decree or of the instrument binding upon such party or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of such party; and

     (b) this Agreement constitutes a legal, valid and binding agreement of each party hereto, enforceable against such party in accordance with its terms.

     3. No failure or delay by any Guarantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.

     4. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by Lender.

     5. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     6. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

     7. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective as to each party hereto when a counterpart hereof shall have been signed by such party.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              MENTOR H/S, INC. a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 3041 Skyway Circle North
                                       Irving, Texas  75038

                              MENTOR O&O, INC., a Massachusetts corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 3000 Longwater Drive
                                       Norwell, Mass  02061

                              MENTOR UROLOGY, INC., a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 1601 West River Road North
                                       Minneapolis, MN  55411

                              MENTOR ORC, INC., a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 1300 Optical Drive
                                       Azusa, CA  91702

                              MENTOR CARIBE, a Delaware corporation
                              By:      /s/ GARY E. MISTLIN
                              Its:     Treasurer
                              Address: 5425 Hollister Ave.
                                       Santa Barbara, CA  93111

                                                                       Exhibit F
                                                             To Credit Agreement

                             LITIGATION DISCLOSURE

     NONE

                                                                       Exhibit G
                                                             To Credit Agreement

                                    LIST OF
                       SUBSIDIARIES OF MENTOR CORPORATION


1. Mentor H/S, Inc.

2. Mentor Urology, Inc.

3. Mentor O&O, Inc.

4.   Mentor Caribe, Inc.

5.   Mentor ORC, Inc.

6. Mentor Polymer Technologies Company

7. Teknar Corporation

8. Mentor International Sales Corporation

9. Mentor International Holdings Alpha, Inc.

10. Mentor International Holdings Beta, Inc.

11. Mentor International Holdings Camda, Inc.

12. Mentor International Holdings Delta, inc.

13. Mentor Medical Systems, Pty. Ltd (Australia)

14. Mentor Medical Systems, UK, Ltd.

15. Mentor Medical Systems, B.V.

16. Mentor Deutschland GmbH

                                                                       Exhibit H
                                                             To Credit Agreement

                                PERMITTED LIENS


Financing Agreement                3 Year Term Loan with Norwest Bank
   (Automated Dipping Line)        Balance at 3/31/95:      $692,000